THE FLEX-PARTNERS FUNDS

                              1996 Annual Report

                                 The TAA Fund
                                 The BTB Fund

        Contents

   2    President's Letter
   3    The Fourth Quarter and Beyond
   5    Market Mania
   8    The TAA Fund
   9    The BTB Fund
  10    Financial Contents

A Letter to our Shareholders
From the President of The Flex-Partners Funds


February 25, 1997

Dear Fellow Shareholders:

The challenges of the financial markets for the past year, as well as a few compelling developments that may well lie ahead, are outlined in great detail in the following pages. As always, we have included a letter from each of the portfolio managers describing the overall investment posture of each fund through the fourth quarter of the year.

A full set of portfolio holdings and other financial information (pp. 11-31) is also enclosed for your review. If you have any questions with regard to the information contained in this report, please do not hesitate to call our Investor Relations Department.

The Flex-Partners Funds experienced growth and change last year. We added new personnel to better serve your needs and made plans to broaden our selection of mutual fund offerings for your consideration.

During 1996, we also began development of an international equity fund with a leading financial institution from the United Kingdom tentatively slated to serve as subadviser. We are currently preparing an initial filing for this fund with the Securities and Exchange Commission and will notify you as soon as more information is available.

When you call The Flex-Partners Funds to find out about these and other issues, you may notice a few new voices on the line. We have added personnel in our Investor Relations Department to more efficiently handle your requests and to meet the demands of increased inquiries from new investors.

One of the first developments in our commitment to enhanced service will come in the next few weeks. Beginning in March, we will offer shareholders the opportunity to call The Flex-Partners Funds and hear recorded commentary directly from portfolio managers. These contents will be updated regularly and will be accessible at your convenience, 24-hours a day.

By midyear we plan to offer you the ability to access your current account balance and other information about your Flex-Partners Funds account via telephone, 24-hours a day.

If you have any questions about our plans or any suggestions for enhancements to our services please call 800-494-FLEX (3539).

Cordially,

/s/ Robert S. Meeder Sr.

Robert S. Meeder Sr.
President

Photo of: Robert S. Meeder Sr., President

The Financial Markets
For the fourth quarter and beyond

The ongoing bull market charged ahead during 1996 as nearly all domestic stock market indexes climbed to new highs, defying the expectations of market pundits and proponents alike.

As the nation's investors flocked to stocks in record numbers, many began to worry that the enthusiasm over stocks had reached manic proportions. At a speech in early December, Chairman of The Federal Reserve Board Alan Greenspan referred to the "irrational exuberance" of Wall Street and prompted a swoon in stocks the following day. The S&P tumbled from 756.56 to 720.98 over the next 14 days - a decline of nearly five percent. After this brief period of soul-searching, the market rebounded and began toying anew with its highs of late November.

After a difficult third quarter, The Flex-Partners Funds' TAA Fund rebounded late in the year, while The BTB Fund kept pace with the thriving utilities market. Interest rates during the quarter were flat to slightly lower as the bond market rallied somewhat in October and November, only to succumb to rising interest rates as the quarter closed.

(graphic description: 1996 Standard & Poors 500 Index)

STOCKS AND INTEREST RATES

The success or failure of the stock market throughout 1996 seemed inexorably tied to the movement of interest rates. Concerns that The Federal Reserve Board would raise the benchmark Federal Funds Rate caused tremors in the stock market, and the bond market, throughout the first six months of the year. As each Fed Open Market Committee meeting approached, the markets gyrated wildly. Finally, when it became apparent that the economy was not overheating, concerns that the Fed would raise interest rates began to subside. As a result, the stock market underwent a significant advance from late July through late November.

A period of rising interest rates stalled the market's advance late in the fourth quarter and prompted a correction of about five percent from the November highs to the mid-December lows on the S&P 500 Index. In fact, the S&P 500 Index declined nearly two percent for the month of December.

Also contributing to the stock market's fourth quarter hiccup were concerns over the possibility of disappointing first quarter earnings reports on behalf of some large-cap issues. Large-cap stocks led the way during the fourth quarter as they did for much of 1996 and rumors of trouble in their ranks contributed to the market's brief fourth quarter decline.

Utility stocks came to life during the quarter, turning in good performances across a broad universe of stocks. The strong performance of the utility sector can be attributed, at least in part, to seven factors: 1.) the bond/utility yield spread was supportive of utility stocks, 2.) the flow of deals in the utility sector began to impart a charisma to the group that even fearful investors could not ignore, 3.) the form that electric utility deregulation will take was further delineated by the state regulators and the Federal Energy Regulatory Commission (FERC), revealing a notable effort to preserve the integrity of investor-owned utilities, 4.) the telephone yield was attractive relative to the S&P 500 yield, making conditions ripe for the kind of roaring rally the Bells experienced in the final two weeks of the year, 5.) the economic slowness phase persisted, helping the underlying interest rate environment, a favorable development for utility stocks, 6.) the relative valuation attractions of utilities came to the fore, as the sector was competitive with the S&P 500 Index, and 7.) institutions protecting large profits flocked to conservative stocks like utilities and blue chips at the end of the year.

Despite the similar returns produced by stocks in 1995 and 1996, it is clear that the year just completed was fraught with much more difficulty and volatility than its predecessor. Another notable difference between 1995 and 1996 was the interest rate environment, and the resulting difficulties experienced by the bond market.

BONDS TAKE ON WATER

While the stock market was registering its second banner year in a row, bonds were struggling thanks to an overheating economy that sparked fears about inflation and the prospects for a Federal Reserve Board interest rate hike. Speculation was ongoing throughout the first part of the year about the possibility of a short-term interest rate hike by the Fed. Relatively strong economic numbers during the first six months of 1996 indicated that the economy might be gaining steam and that some Fed action would be necessary to cool things down. As a result, interest rates on the benchmark 30-year Treasury rose steadily from mid February 1996 through early July, prompting a 12 percent decline in the price of the benchmark 30-year Treasury bond.

By mid-August, however, it was apparent that the economy was not growing at an excessive rate and the bond market grew less concerned over the likelihood of a Federal Reserve Board rate hike. Interest rates on the 30-year Treasury declined from approximately 7.15 percent in early September to 6.35 percent by the first week in December. As the year drew to a close, it appeared that bond investors would reap a modest gain.

However, interest rates began to rise anew late in the fourth quarter, thanks to some stronger than expected economic numbers. As a result, the bond market gave up most of the gains it had amassed during the quarter. For the year, bond market indexes across the board managed only low single-digit returns.

(graphic description: 1996 10-Year Treasury Bond index)

The stock and bond markets of 1996 were challenging, indeed. However, the first few months of 1997 have proven to be somewhat encouraging. The TAA Fund and The BTB Fund are each off to strong starts.

Stock Market Mania
It's been a good couple of years, but what lies ahead?

There's no doubt about it. In hindsight, the stock market of the past two years has played host to an astounding display of bull market strength. Just ask investors who are pouring assets into aggressive growth funds in hopes of tapping some of the ultra-high returns they have heard so much about in recent months.

The level of awareness and excitement that exists within the population regarding stock market conditions has reached very unusual proportions. Just ask your neighbors, your mailman, your barber or even members of your family about what's going on in the stock market. They'll likely tout some high-tech wonder stock they've heard about in the media or point to recent record highs in the Dow Jones Industrial Average.

But in the face of all this unbridled optimism, it is wise to remember that there have been 30 bear markets since 1900, that's one every three years, with an average decline of 30 percent.

Historically, the stock market has often been the object of intense fascination and significant cash flow from individual investors. One example of such a period was during the late 1960s and early 1970s. As they are now, inflation and interest rates were low; corporate earnings were temperate. Investors were dumping assets into the "Nifty-Fifty" stocks despite staggering price to earnings ratios. The United States was the world's preeminent military and economic superpower and everyone from Wall Street to Main Street was convinced that the party would last forever.

Then, in 1973 and 1974, the party ended. Inflation leapt into the double-digits, interest rates climbed and money market funds became the investment of choice. From January 1973 through December 1974, the S&P 500 Index declined 29 percent.

That's why some long-time market professionals have a feeling of deja vu regarding the current market. It seems that, once again, everyone is convinced that the party will last forever.

Maybe the stock market will continue its advance this year. Maybe the party will soon be over. Maybe the Dow Jones Industrial Average will be at 10000 by the end of the year. Maybe it will be at 3500. No matter what anyone in the media says, no matter how many different points of view you read in annual reports like this one, no one knows for sure what's going to happen tomorrow in the stock market. There is only one item we believe is certain - history has a way of repeating itself.

The point being: instead of blindly buying into the current stock market mania, it might be prudent for you to step back, to consider where the market has been, where it is going, and the overall goals you have for your investments.

THE WORST CASE SCENARIO

 o Is time on our side? The Dow Jones Industrial Average has not experienced a 10 percent or greater correction since October of 1990. Since that time, the market has risen 191 percent over 751/4 months. The scope of this advance is without precedent. Since 1907, the bull market closest in magnitude to the current market ended in August of 1987, just prior to the 500 point Dow decline on October 19, 1987. The bull market that ended in 1987 had advanced just 150 percent over 37 months.

 o The first year of a presidential term is usually the weakest for the stock market. Since 1904, the first year following a presidential election has been a negative year for the stock market 48 percent of the time, and has registered an average gain of just three percent. Incumbent presidents create even bigger problems for the stock market. In the case of every reelected president since 1904, each post-election year has been the weakest of the four, declining as much as 36 percent following Franklin D. Roosevelt's reelection in 1936.

o There have been only ten occasions when the S&P 500 Index has returned a two-year gain comparable to 1995-96. In seven out of those ten cases, the market's two-year gain was followed by a negative year. On two occasions, the market was about even in year three. There has been only one occasion
   (1935) when the market advanced in the year following a two-year gain like we experienced in 1995-96.

o The average bear market since 1938 has erased 16 quarters, or four years, of price appreciation in the stock market. Thus, if a bear market began tomorrow, the stock market might not bottom until it hit 1992 levels . . .
   a drop of approximately 50 percent.

o More new money rolled into equity mutual funds during 1996 than was held, in total, in equity funds during 1990. Will that money be around for the long haul, or will these new investors cut and run at the first sign of a big market decline? The same vigorous momentum that has driven the stock market so strongly to the upside could mean big trouble on the way down.

o The seventh year of each decade has typically been a difficult time for the stock market. An analysis of the total return of every decade's seventh year beginning with 1897 reveals that, taken together, the years have amassed a total decline of over 55% in the price of stocks. Over the past 99 years, each decade's seventh year has seen a declining stock market 50 percent of the time.

By themselves, this laundry list of handicaps facing the stock market in 1997 might not amount to much other than interesting dinner party chatter. Considered in the face of more impactful and long-term obstacles (like the extreme valuations in place at present), these items take on added weight.

THE BEST CASE SCENARIO

o Topping the list of reasons to be optimistic about the future of stocks is the demographics of the baby boom generation. Since they were born, boomers have had a powerful impact on society, sparking booms in everything from baby food to luxury cars. Now, the first wave of the baby boomers are turning 50 and thinking seriously about retirement. As a result, the stock market could reap the rewards for several years to come. Why? Because baby boomers have 401(k) plans and IRAs and because they are, as a group, a little late in planning for retirement. Seeking to capture the level of returns available from the stock market, the baby boomers are investing their retirement assets in stocks and stock mutual funds as a way to play a little catch-up. Additionally, the boomers' investments in 401(k) plans mean a steady source of new money for the stock market as employer-sponsored retirement plans automatically invest assets each month deducted from employee salaries.

o Interest rates continue to be stable and inflation is low. Steady interest rates have been one of the major factors in the stock market's success thus far and there is little indication that rates will begin rising sharply anytime soon. Further, on a historical basis, inflation remains relatively low.

o Corporate Earnings go hand in hand with interest rates. And, as rates have remained steady, corporate profits have been increasing steadily. A slowdown in corporate profits predicted by many for 1997 has yet to materialize. In fact, earnings projections remained strong during the first couple of months of 1997.

o A budget deal is in the offing. A good faith effort on the part of the White House and Congress to effect a budget agreement could have a positive impact on the stock and bond markets. A realistic, bipartisan budget agreement could mean markedly lower interest rates - a positive development for both the bond market and stocks.

There are compelling arguments for both bears and bulls. And in the final analysis, regardless of what the pundits say, the ultimate barometer of the market is your own. You have to decide whether you are truly a long-term investor willing to ride through the pain of a prolonged bear market . . . or whether you would like to temper your portfolio with some conservative investments designed to ride through the tough times with less volatility.

Whether you are positive or negative on the future of the financial markets, The Flex-Partners Funds can help you construct a portfolio well-suited for the coming years.

Our established tactical asset allocation fund, The TAA Fund, strives to avoid the ravages of a bear market and provide attractive returns during low-risk market environments. The BTB Fund offers you the opportunity for upside growth and income from utility stocks. We are also planning to launch, during 1997, a buy and hold "enhanced" index fund and an international equity fund designed to meet your need for overseas diversification.

No matter what you think the markets are going to do during 1997, and especially if your are uncertain about the future, we'd like to help. If you would like assistance considering your investment options, please feel free to call your broker or our Investor Relations Department at 800-494-3539.

The TAA Fund

As the stock market advanced during the fourth quarter, The TAA Fund continued to emphasize mutual funds with significant exposure to large capitalization stocks, as it had for much of 1996.

During the final three months of the year, The TAA Fund's underlying portfolio was invested, at various times, in growth mutual funds, 10-year U.S. Treasury bonds, and money market instruments based on our evaluation of the risk/reward relationship of the stock market. Partially defensive as the quarter began, the Fund regained a full exposure to the stock market by mid-November.

During the final three months of 1996, our most significant position was exposure to the S&P 500 Index. This was achieved by owning S&P 500 futures contracts which perform similarly to the index itself. Other major holdings were: The Fidelity Blue Chip Fund, The Fidelity Fund, The Fidelity Growth and Income Fund, and The Value Line Fund.

Thanks to its increased exposure during the fourth quarter, The TAA Fund's performance rebounded nicely late in the year. The Fund maintained its exposure to the stock market as the new year began and has participated nicely with the recent strength in the stock market. We remain confident in our ability to monitor and react to changing market conditions on behalf of our shareholders and we eagerly anticipate the challenges that await us in 1997.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                             3 months            1 year          Inception (6-1-95)


The TAA Fund (Class A Shares)                  3.12%             n/a*               5.51%*
The TAA Fund (Class C Shares)                  3.05%             5.07%             13.79%
The Average Assett Allocation Fund             5.00%            12.43%             15.01%
The Average Balanced Fund                      5.23%            13.20%             16.09%

Source: Morningstar, Inc. *The TAA Fund Class A Shares were not available until August 1, 1996.


PORTFOLIO EXPOSURE* as of December 31, 1996

pie chart:


Mutual Funds                 98%
Money Market Instruments      2%

* Portfolio Exposure reflects the effect of futures contracts on Portfolio investments.


Photo of: Robert S. Meeder Jr., Portfolio Manager

The BTB Fund

Utilities came to life last quarter, turning in good performances across a broad universe of stocks. Increasingly, gas utilities led the way in our Portfolio, as they have all year. Sharply higher product prices were a factor as was the charismatic spark of a deal in which Duke Power offered to acquire Panenergy - a significant position in our portfolio - at a premium.

Indeed, we have had several "deal" stocks in our portfolio of late, on both the acquirer and acquiree side. The most classic takeover example is that of Panergy by Duke Power, one of many electric/gas convergences to pepper the market lately. And while we would be happy to continue to own Panenergy, the stock will now leave our portfolio as Duke Power is a nuclear-based utility and is therefore excluded from our universe of holdings. We believe we are selling Panenergy at its high. Other notable additions to the portfolio during the fourth quarter of 1996 were Public Service of Colorado and AirTouch, which we believe to be the strongest value in wireless communication on a global basis.

More deals, phone companies, and newly created electric distribution companies should bring some excitement to the portfolio this year, and general utility pricing levels do not inspire the kinds of anxieties that many investors justifiably feel regarding the broader equity markets. We don't think, at this point, that interest rate problems will intervene and we look forward to a solid 1997.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                           3 months            1 year           Inception


The BTB Fund (Class A Shares)                7.71%              12.61%            19.36%
The BTB Fund (Class C Shares)                7.67%              12.45%            19.19%
The Average Utility Fund                     8.13%              10.01%            16.38%

Source: Morningstar, Inc.


PORTFOLIO OF INVESTMENTS as of December 31, 1996

pie chart:


Telecommunication              30.8%
Water Utility                   3.9%
Repurchase Agreements          11.5%
Electric/Gas Utility            4.1%
Electric Utility               18.1%
Diversified Utility             1.9%
Natural Gas Dist.              21.8%
Oil/Gas                         7.9%


Photo of: Lowell G. Miller, Portfolio Manager, Miller/Howard Investments, Inc.

(graphic)

FINANCIAL DATA

        THE FLEX-PARTNERS FUNDS

  11    The Mutual Fund Portfolio
  13    The Utilities Stock Portfolio
  16    Statements of Assets and Liabilities
  18    Statements of Operations
  19    Statements of Changes in Net Assets
  20    Financial Highlights
  22    Notes To Financial Statements
  24    Independent Auditors' Report

        THE PORTFOLIOS

  25    Statements of Assets and Liabilities
  26    Statements of Operations
  27    Statements of Changes in Net Assets
  28    Financial Highlights
  29    Notes To Financial Statements
  31    Independent Auditors' Report


                             MUTUAL FUND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                                SHARES OR
                                                                FACE AMOUNT                              VALUE


  MUTUAL FUNDS - 59.5%
  Aim Constellation Fund                                                 86                             $2,185
  Aim Weingarten Fund                                                    99                              1,832
  Charles Schwab Money Market Fund                               16,172,563                         16,172,563
  Fidelity Blue Chip Fund                                           235,580                          7,701,108
  Fidelity Core Money Market Fund                                19,964,557                         19,964,557
  Fidelity Fund                                                     236,798                          5,848,911
  Fidelity Growth & Income Fund                                     251,433                          7,726,531
  Mutual Series Fund                                                     58                              5,412
  PBHG Growth Fund                                                      624                             16,398
  Rydex U.S. Government Money Market Fund                         5,927,310                          5,927,310
  Rydex Nova Fund                                                   721,714                         12,666,082
  T. Rowe Price New Era Fund                                            132                              3,443
  T. Rowe Price New Horizons Fund                                       151                              3,287
  Value Line Fund                                                   292,179                          5,636,131

  TOTAL MUTUAL FUNDS                                                                                ==========
  (Cost $81,126,588)                                                                                81,675,750
                                                                                                    ----------

  U.S.TREASURY BILLS - 2.9%
  *U.S. Treasury Bill, 5.34%, due 3/06/97                        $1,650,000                          1,635,222
  *U.S. Treasury Bill, 5.00%, due 3/06/97                         1,000,000                            991,044
  *U.S. Treasury Bill, 4.84%, due 3/06/97                           900,000                            891,940
  *U.S. Treasury Bill, 4.90%, due 3/06/97                           200,000                            198,209
  *U.S. Treasury Bill, 4.99%, due 3/06/97                           150,000                            148,657
  U.S. Treasury Bill, 4.90%, due 1/09/97                             30,100                             30,068

  TOTAL U.S. TREASURY BILLS                                                                         ==========
  (Cost $3,894,698)                                                                                  3,895,140
                                                                                                    ----------
  *Pledged $2,960,000 face amount as collateral on futures contracts



MUTUAL FUND PORTFOLIO, continued


  REPURCHASE AGREEMENTS - 37.6%
   (Collateralized by U.S. government
    obligations - market value $52,366,298) Paine
    Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                           25,000,000                         25,000,000
    Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                           14,343,000                         14,343,000
    State Street Bank, dated 12/31/96,
    6.00%, due 1/02/97                                           12,318,000                         12,318,000

  TOTAL REPURCHASE AGREEMENTS                                                                       ==========
   (Cost $51,661,000)                                                                               51,661,000
                                                                                                    ----------


  TOTAL INVESTMENTS - 100%                                                                        ============
  (Cost $136,682,286)                                                                             $137,231,890
                                                                                                  ------------

                                                                 CONTRACTS

  FUTURES CONTRACTS
    Long, S&P 500 futures contracts face amount
    $90,456,750 expiring in March, 1997.                               243                          (1,773,830)
    Long, Midcap futures contracts face amount
    $2,181,100 expiring in March, 1997.                                 17                             (11,475)
                                                                                                    ===========
    NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                                                   (1,785,305)
                                                                                                    -----------

  See accompanying notes to financial statements


                           UTILITIES STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                                    SHARES OR
  INDUSTRIES/CLASSIFICATIONS                                      FACE AMOUNT                              VALUE


  COMMON STOCKS - 88.5%
  ELECTRIC/GAS UTILITY - (4.1%)
  MDU Resources Group Incorporated                                      6,100                           $140,300
  Nipsco Industries Incorporated                                        4,700                            186,238

                                                                                                       =========
                                                                                                         326,538
                                                                                                       ---------

  ELECTRIC UTILITY - (18.1%)
  Cinergy Corporation                                                   7,900                            263,663
  Ipalco Enterprises Incorporated                                       6,000                            163,500
  KU Energy Corporation                                                 3,300                             99,000
  LG&E Energy Corporation                                               8,600                            210,700
  Pacificorp                                                           10,000                            205,000
  Public Service Company of Colorado                                    5,900                            229,362
  Teco Energy Incorporated                                             11,000                            265,375

                                                                                                       =========
                                                                                                       1,436,600
                                                                                                       ---------

  DIVERSIFIED UTILITY - (1.9%)
  Citizens Utilities Company Class B                                   13,514                            150,341
                                                                                                       ---------

  NATURAL GAS (DISTRIBUTOR) - (21.8%)
  Bay State Gas Company                                                 2,200                             62,150
  Brooklyn UN Gas Company                                               5,900                            177,738
  Consolidated Natural Gas Company                                      3,900                            215,475
  MCN Corporation                                                       6,200                            179,025
  Nicor Incorporated                                                    1,800                             64,350
  Pacific Enterprises                                                   7,000                            212,625
  Panenergy Corporation                                                 5,500                            247,500
  Transcanada Pipelines Ltd.                                            8,200                            143,500
  UGI Corporation                                                       2,000                             44,750
  Wicor Incorporated                                                    5,800                            208,075
  Williams Companies Incorporated                                       4,800                            180,000

                                                                                                       =========
                                                                                                       1,735,188
                                                                                                       ---------


UTILITIES STOCK PORTFOLIO, continued


  OIL/GAS (DOMESTIC) - (7.9%)
  El Paso Natural Gas Company                                           4,800                            242,400
  Enron Corporation                                                     3,000                            129,375
  Questar Corporation                                                   5,300                            194,775
  Sante Fe Pacific Pipeline Partners                                    1,600                             60,800

                                                                                                       =========
                                                                                                         627,350
                                                                                                       ---------

  TELECOMMUNICATION EQUIPMENT - (2.1%)
  LCC International A                                                   5,000                             92,500
  Vanguard Cellular                                                     4,700                             74,025

                                                                                                       =========
                                                                                                         166,525
                                                                                                       ---------

  TELECOMMUNICATION SERVICES - (28.7%)
  Airtouch Communications                                               5,600                            141,400
  Alltel Corporation                                                    8,100                            254,138
  Bell Atlantic Corporation                                             2,400                            155,400
  Bellsouth Corporation                                                 3,000                            121,125
  Century Telephone                                                     8,500                            262,437
  Frontier Corporation                                                  9,500                            214,937
  GTE Corporation                                                       5,200                            236,600
  Intellicell Corporation                                              30,000                            221,250
  MCI Communications                                                    5,000                            163,437
  Sprint Corporation                                                    4,400                            175,450
  Tele Denmark                                                          5,000                            136,250
  U.S. West Incorporated                                                6,000                            193,500

                                                                                                       =========
                                                                                                       2,275,924
                                                                                                       ---------

  WATER UTILITY - (3.9%)
  American Water Works Incorporated                                    15,200                            313,500
                                                                                                       ---------


  TOTAL COMMON STOCKS
  (Cost $6,252,239)                                                                                    7,031,966
                                                                                                       ---------


UTILITIES STOCK PORTFOLIO, continued


  U.S. TREASURY BILLS - 0.0%
  U.S. Treasury Bill, 4.90%, due 1/09/97                              $1,000                               1,000
                                                                                                       ---------

  TOTAL U.S. TREASURY BILLS
   (Cost $1,000)                                                                                           1,000
                                                                                                       ---------

  REPURCHASE AGREEMENTS - 11.5%
   (Collateralized by U.S. government
    obligations - market value $922,418)
    Prudential Bache Securities, dated
    12/31/96, 6.75%, due 1/02/97                                     914,000                             914,000
                                                                                                       ---------

  TOTAL REPURCHASE AGREEMENTS
   (Cost $914,000)                                                                                       914,000
                                                                                                       ---------

  TOTAL INVESTMENTS - 100%                                                                            ==========
   (Cost $7,167,239)                                                                                  $7,946,966
                                                                                                      ----------

  See accompanying notes to financial statements


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                         The TAA Fund              The BTB Fund


Assets:

  Investment in corresponding portfolio                   $14,114,400                $2,875,011
  Receivable for capital stock issued                               -                    10,602
  Unamortized organizational costs                             28,623                    19,969
  Prepaid expenses and other assets                                64                    18,514
                                                          ===========                ==========

Total Assets                                               14,143,087                 2,924,096
                                                          -----------                ----------

Liabilities:

  Payable for capital stock redeemed                              713                     7,125
  Dividends payable                                            18,230                     5,986
  Accrued transfer agent and administrative fees                1,899                       712
  Accrued liabilities                                          42,795                    18,488
                                                          ===========                ==========

Total Liabilities                                              63,637                    32,311
                                                          -----------                ----------

Net Assets:

  Capital                                                  14,106,914                 2,664,762
  Accumulated undistributed net investment income (loss)            -                         -
  Accumulated undistributed net realized gain
    on investments

  Net unrealized gain (loss) on investments                  (27,464)                   227,023
                                                          ===========                ==========

Net Assets                                                $14,079,450                $2,891,785
                                                          -----------                ----------


STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 1996

                                                         The TAA Fund              The BTB Fund


Net Assets:

  Class A Shares                                              136,730                $1,376,779
  Class C Shares                                           13,942,720                 1,515,006
                                                          ===========                ==========

Total                                                     $14,079,450                $2,891,785
                                                          -----------                ----------

Outstanding units of beneficial interest (shares):

  Class A Shares                                              $10,888                   $91,213
  Class C Shares                                            1,031,204                   101,642

                                                          ===========                ==========
Total                                                      $1,042,092                  $192,855
                                                          -----------                ----------

Net asset value - redemption price per share:

  Class A Shares                                               $12.56                    $15.09
  Class C Shares*                                               13.52                     14.91
                                                          ===========                ==========

Sales Charge (Class A)                                          4.00%                     4.00%
                                                          -----------                ----------

Offering price (100%/(100%-Sales Charge) of net asset
  value adjusted to nearest cent) per share - Class A          $13.08                    $15.72
                                                          ===========                ==========

*Redemption price varies based upon holding period

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                        The TAA Fund            The BTB Fund


  Net Investment Income From Corresponding Portfolio:
    Interest                                                                $335,860                 $12,474
    Dividends                                                                 36,453                  97,025
    Expenses                                                               (116,514)                (46,530)
                                                                         ===========              ==========

  Total Net Investment Income From Corresponding Portfolio                   255,799                  62,969
                                                                         -----------              ----------

  Fund Expenses:
    Legal fees                                                                 1,415                   1,409
    Audit fees                                                                 5,323                   5,145
    Printing                                                                   5,595                   3,618
    Transfer agent fees                                                       15,067                   7,520
    Administrative fee                                                         4,042                     859
    Trustees fees and expenses                                                 6,512                   6,499
    Distribution plan - Class A                                                  137                   2,961
    Distribution plan - Class C                                              100,640                  12,587
    Shareholder servicing fee - Class A                                          137                   2,961
    Shareholder servicing fee - Class C                                       33,547                   4,196
    Amortization of organizational costs                                       6,674                   5,867
    Registration                                                              18,675                  22,331
    Postage                                                                    2,013                   1,003
    Other expenses                                                             8,567                   4,868
                                                                         ===========              ==========

    Total expenses                                                           208,344                  81,824
    Expenses reimbursed by adviser                                          (55,382)                (73,959)
                                                                         ===========              ==========

    Total Expenses - net                                                     152,962                   7,865
                                                                         -----------              ----------

  INVESTMENT INCOME - NET                                                    102,837                  55,104
                                                                         -----------              ----------

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET:
    Net realized gain (loss) on futures                                     (40,196)
    Net realized gain (loss) on investments                                  390,221                 139,002
    Net change in unrealized appreciation
      (depreciation) of investments                                          175,349                 137,909
                                                                         ===========              ==========

  NET GAIN (LOSS) ON INVESTMENTS                                             525,374                 276,911
                                                                         -----------              ----------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $628,211                $332,015
                                                                         -----------              ----------


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996


                                                                          The TAA Fund
                                                                                            1996

INCREASE (DECREASE) IN NET ASSETS:                                         Total           Class A       Class C


OPERATIONS:
     Investment income (loss) - net                                  $    102,837    $      1,449    $    101,388
     Net realized gain (loss) on investments and futures contracts        350,025           5,070         344,955
     Net change in unrealized appreciation
       (depreciation) of investments                                      175,349             566         174,783
                                                                        ---------        --------       ---------

     Net increase in net assets resulting from operations                 628,211           7,085         621,126
                                                                        ---------        --------       ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Investment income - net                                             (101,477)         (1,449)       (100,028)
     Net realized gain from investments and futures contracts            (318,479)         (5,070)       (313,409)
                                                                        ---------        --------       ---------

    Net decrease in net assets resulting
       from dividends and distributions                                  (419,956)         (6,519)       (413,437)
                                                                        ---------        --------       ---------

CAPITAL TRANSACTIONS:
     Net proceeds from sales                                            3,210,419         129,635       3,080,784
     Reinvestment of dividends                                            401,724           6,534         395,190
     Cost of redemptions                                               (1,264,628)             (5)     (1,264,623)
                                                                        ---------        --------       ---------

     Net increase (decrease) in net assets

       resulting from capital share transactions                        2,347,515         136,164       2,211,351
                                                                        ---------        --------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 2,555,770         136,730       2,419,040

NET ASSETS - Beginning of period                                       11,523,680               -      11,523,680
                                                                        =========        ========       =========

NET ASSETS - End of period                                           $ 14,079,450    $    136,730    $ 13,942,720
                                                                        =========        ========       =========

SHARE TRANSACTIONS:
     Issued                                                               234,121          10,368         223,753
     Reinvested                                                            29,750             520          29,230
     Redeemed                                                             (91,027)              -         (91,027)
                                                                        ---------        --------       ---------

Change in shares                                                          172,844          10,888         161,956
                                                                        =========        ========       =========


                                                                           The TAA Fund
                                                                                        1995

INCREASE (DECREASE) IN NET ASSETS:                                         Total       Class A       Class C*


OPERATIONS:
     Investment income (loss) - net                                       (13,080)         -        (13,080)
     Net realized gain (loss) on investments and futures contracts        814,327          -        814,327
     Net change in unrealized appreciation
       (depreciation) of investments                                     (202,813)         -       (202,813)
                                                                         --------     --------     ---------

     Net increase in net assets resulting from operations                 598,434          -        598,434
                                                                         --------     --------     ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Investment income - net
     Net realized gain from investments and futures contracts            (847,234)         -       (847,234)
                                                                         --------     --------     ---------

     Net decrease in net assets resulting
       from dividends and distributions                                  (847,234)         -       (847,234)

CAPITAL TRANSACTIONS:
     Net proceeds from sales                                           11,115,307          -     11,115,307
     Reinvestment of dividends                                            847,234                   847,234
     Cost of redemptions                                                 (190,061)         -       (190,061)
                                                                      -----------     --------   ----------

     Net increase (decrease) in net assets
       resulting from capital share transactions                       11,772,480          -     11,772,480
                                                                      -----------     --------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                11,523,680          -     11,523,680

NET ASSETS - Beginning of period                                                -          -              -
                                                                      ===========     ========   ==========

NET ASSETS - End of period                                           $ 11,523,680          -   $ 11,523,680
                                                                      ===========     ========   ==========

SHARE TRANSACTIONS:
     Issued                                                               818,680          -        818,680
     Reinvested                                                            63,894          -         63,894
     Redeemed                                                             (13,326)         -        (13,326)
                                                                      -----------     --------   ----------

Change in shares                                                          869,248          -        869,248
                                                                      ===========     ========   ==========


                                                                                The BTB Fund
                                                                                                1996

INCREASE (DECREASE) IN NET ASSETS:                                               Total        Class A        Class C


OPERATIONS:
     Investment income (loss) - net                                           $$55,104    $    24,065    $    31,039
     Net realized gain (loss) on investments and futures contracts            3139,002         57,262         81,740
     Net change in unrealized appreciation
       (depreciation) of investments                                          1137,909         73,100         64,809
                                                                           -----------       --------     ----------

     Net increase in net assets resulting from operations                     6332,015        154,427        177,588
                                                                           -----------       --------     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Investment income - net                                                  ((55,104)       (24,065)       (31,039)
     Net realized gain from investments and futures contracts                ((138,614)       (57,068)       (81,546)
                                                                           -----------       --------     ----------

     Net decrease in net assets resulting
       from dividends and distributions                                      ((193,718)       (81,133)      (112,585)
                                                                           -----------       --------     ----------

CAPITAL TRANSACTIONS:
     Net proceeds from sales                                                32,936,429        982,609      1,953,820
     Reinvestment of dividends                                                4184,771         73,097        111,674
     Cost of redemptions                                                   ((1,790,376)      (392,983)    (1,397,393)
                                                                           -----------       --------     ----------

     Net increase (decrease) in net assets
       resulting from capital share transactions                            21,330,824        662,723        668,101
                                                                           -----------       --------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     21,469,121        736,017        733,104

NET ASSETS - Beginning of period                                            11,422,664        640,762        781,902
                                                                           ===========       ========     ==========

NET ASSETS - End of period                                                 $$2,891,785    $ 1,376,779    $ 1,515,006
                                                                           ===========       ========     ==========

SHARE TRANSACTIONS:
     Issued                                                                   2203,707         68,268        135,439
     Reinvested                                                                212,452          4,899          7,553
     Redeemed                                                                ((123,009)       (26,877)       (96,132)
                                                                           -----------       --------     ----------

Change in shares                                                               193,150         46,290         46,860
                                                                           ===========       ========     ==========


                                                                                The BTB Fund
                                                                                              1995**

INCREASE (DECREASE) IN NET ASSETS:                                              Total      Class A**      Class C**


OPERATIONS:
     Investment income (loss) - net                                       $     4,414    $     2,947    $     1,467
     Net realized gain (loss) on investments and futures contracts               (388)          (195)          (193)
     Net change in unrealized appreciation
       (depreciation) of investments                                           89,114         50,091         39,023
                                                                          -----------       --------     ----------

     Net increase in net assets resulting from operations                      93,140         52,843         40,297
                                                                          -----------       --------     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Investment income - net                                                   (4,414)        (2,947)        (1,467)
     Net realized gain from investments and futures contracts                       -              -              -
                                                                          -----------       --------     ----------

     Net decrease in net assets resulting
       from dividends and distributions                                        (4,414)        (2,947)        (1,467)
                                                                          -----------       --------     ----------

CAPITAL TRANSACTIONS:
     Net proceeds from sales                                                1,335,133        593,527        741,606
     Reinvestment of dividends                                                  3,831          2,365          1,466
     Cost of redemptions                                                       (5,026)        (5,026)             -
                                                                          -----------       --------     ----------

     Net increase (decrease) in net assets
       resulting from capital share transactions                            1,333,938        590,866        743,072
                                                                          -----------       --------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,422,664        640,762        781,902

NET ASSETS - Beginning of period                                                    -              -              -
                                                                          ===========       ========     ==========

NET ASSETS - End of period                                                $ 1,422,664    $   640,762    $   781,902
                                                                          ===========       ========     ==========

SHARE TRANSACTIONS:
     Issued                                                                    99,792         45,114         54,678
     Reinvested                                                                   277            173            104
     Redeemed                                                                    (364)          (364)             -
                                                                          -----------       --------     ----------

Change in shares                                                               99,705         44,923         54,782
                                                                          ===========       ========     ==========

*For the period June 1, 1995 (commencement of operations) to December 31, 1995 **For the period July 11, 1995 (commencement of operations) to December 31, 1995

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Selected per share data and ratios for an average share outstanding during each period

                                                                                  The TAA Fund

                                                                                                For the Period June 1, 1995 (2)
                                                         Year Ended December 31, 1996               to December 31, 1995

                                                      Class A (3)                 Class C                   Class C


NET ASSET VALUE, BEGINNING OF PERIOD                    $12.50                    $13.26                    $12.50

  INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (loss)                            0.14                      0.10                    (0.02)

  Net Gains or Losses on Securities
  (both realized and unrealized)                          0.55                      0.57                      1.84
                                                        ======                    ======                    ======

  Total From Investment Operations                        0.69                      0.67                      1.82
                                                        ======                    ======                    ======

LESS DISTRIBUTIONS

  Dividends (from net investment income)                (0.14)                    (0.10)                         -
  Distributions (from capital gains)                    (0.49)                    (0.31)                    (1.06)
                                                        ======                    ======                    ======

  Total Distributions                                   (0.63)                    (0.41)                    (1.06)
                                                        ======                    ======                    ======

NET ASSET VALUE, END OF PERIOD                          $12.56                    $13.52                    $13.26
                                                        ======                    ======                    ======

TOTAL RETURN                                             5.51%                     5.07%                    14.57%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                         137                    13,943                    11,524
  Ratio of Expenses to Average Net Assets              1.73% (1)                   2.00%                    1.97% (1)
  Ratio of Net Investment Income to
    Average Net Assets                                 2.60% (1)                   0.75%                   -0.29% (1)
  Ratio of Expenses to Net Average
    Net Assets, before waiver of fees                  5.23% (1)                   2.40%                    2.80% (1)
  Ratio of Net Investment Income to
    Average Net Assets, before waiver
    of fees                                           -0.90% (1)                   0.35%                   -1.12% (2)

  (1) Annualized

  (2) Date of commencement of operations (3) For the period August 1, 1996 to December 31, 1996 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for an average share outstanding during each period

                                                                                  The BTB Fund

                                                                                                  For the Period July 11, 1995 (2)
                                                      Year Ended December 31, 1996                     to December 31, 1995

                                                      Class A                Class C              Class A               Class C


NET ASSET VALUE, BEGINNING OF PERIOD                   $14.26                 $14.27               $12.50                $12.50

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (loss)                           0.29                   0.26                 0.12                  0.10

  Net Gains or Losses on Securities
  (both realized and unrealized)                         1.48                   1.49                 1.76                  1.77

  Total From Investment Operations                       1.77                   1.75                 1.88                  1.87

LESS DISTRIBUTIONS

  Dividends (from net investment income)               (0.29)                 (0.26)               (0.12)                (0.10)
  Distributions (from capital gains)                   (0.65)                 (0.85)                    -                     -

  Total Distributions                                  (0.94)                 (1.11)               (0.12)                (0.10)

NET ASSET VALUE, END OF PERIOD                         $15.09                 $14.91               $14.26                $14.27

TOTAL RETURN                                           12.61%                 12.45%               15.11%                15.07%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                      1,377                  1,515                  641                   782
  Ratio of Expenses to Average Net Assets               1.75%                  2.00%              1.75% (1)             2.00% (1)
  Ratio of Net Investment Income to
    Average Net Assets                                  2.03%                  1.85%              2.17% (1)             1.72% (1)
  Ratio of Expenses to Average Net Assets,
    before waiver of fees                               4.37%                  4.65%             22.70% (1)            13.37% (1)
  Ratio of Net Investment Income to Average
    Net Assets, before waiver of fees                  -0.59%                 -0.80%            -18.78% (1)            -9.55% (1)

  (1) Annualized

  (2) Date of commencement of operations

  See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1. ORGANIZATION

The Flex-Partners Trust was organized in 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The TAA Fund and The BTB Fund (the "Funds") commenced operations on June 1, 1995 and July 11, 1995, respectively, when each Fund began investing all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objectives as the Fund. On December 31, 1996 The TAA Fund held approximately 10% of the total assets of the Mutual Fund Portfolio and The BTB Fund held approximately 36% of the total assets of the Utilities Stock Portfolio.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-- Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolios Notes to Financial Statements which are
included elsewhere in this report (See page    ).

Income Taxes-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders -- Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs -- The cost related to the organization of each Fund has been deferred and is being amortized on a straight-line basis over a five-year period.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder servicing agent for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee each class of shares of each Fund incurs an annual fee equal to the greater of $15 per shareholder account or 0.10% of each Fund's average net assets, payable monthly. MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of 0.03% of the Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may use as much as 25/100 of 1% and 75/100 of 1% of net assets annually to aid in the distribution of Class A shares and Class C shares, respectively. Each Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of each Class A shares and Class C shares.

Certain officers and/or trustees of the Fund and the Portfolio are officers and/or directors of MII, RMA and MFS.

4.  CAPITAL SHARE TRANSACTIONS

At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds and paid in capital amounted to $14,106,914 in The TAA Fund and $2,664,762 in The BTB Fund. Capital stock transactions for each class of shares appear elsewhere in this report.


5.  DISTRIBUTIONS

The BTB Fund declares as dividends and distributes monthly substantially all of its net investment income. The TAA Fund declares as dividends and distributes quarterly substantially all of its net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss, carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of each class of shares of each Fund at net asset value.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners' Trust
The TAA and BTB Funds

We have audited the accompanying statement of assets and liabilities of The Flex-Partners' Trust, The TAA and BTB Funds (Funds) as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The TAA and BTB Funds of The Flex-Partners' Trust at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP


Columbus, Ohio
January 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                               Mutual               Utilities
                                                                 Fund                   Stock
                                                            Portfolio               Portfolio


Assets:

  Investments at market value*                            $85,570,890              $7,032,966
  Repurchase agreements*                                   51,661,000                 914,000
  Cash                                                            520                     583
  Interest receivable                                         193,699                     171
  Dividends receivable                                              -                  18,560
  Prepaid/Other assets                                            644                      16
  Unamortized organization costs                                4,924                  31,150
                                                          ===========             ===========

Total Assets                                              137,431,677               7,997,446
                                                          -----------             -----------


Liabilities:

  Payable for futures contract settlement                   1,785,305                       -
  Payable to investment adviser                                91,065                   6,264
  Accrued fund accounting fees                                  4,248                     644
  Other accrued liabilities                                    11,491                  26,184
                                                          ===========             ===========

Total Liabilities                                           1,892,109                  33,092
                                                          -----------             -----------

Net Assets:

  Capital                                                 134,989,964               7,184,627
  Net unrealized gain (loss) on investments                   549,604                 779,727
                                                          ===========             ===========

Net Assets                                               $135,539,568              $7,964,354
                                                          -----------             -----------

*Securities at cost                                       136,682,286               7,167,239

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                    Mutual                Utilities
                                                                      Fund                    Stock
                                                                 Portfolio                Portfolio


INVESTMENT INCOME - NET:
  Interest                                                      $3,331,013                  $20,631
  Dividends                                                        348,105                  230,516
                                                                ==========                =========

Total Investment Income                                          3,679,118                  251,147
                                                                ----------                ---------

Expenses:
  Investment advisory fees                                       1,083,553                   65,190
  Legal fees                                                         1,543                    1,535
  Audit fees                                                        10,880                   10,211
  Custodian fees                                                    15,407                    3,066
  Accounting fees                                                   50,435                    9,541
  Trustees fees and expenses                                         4,870                    5,558
  Insurance                                                          2,382                       51
  Amortization of organization cost                                  5,453                    8,996
  Other expenses                                                     4,649                    4,000
                                                                ==========                =========

 Total Expenses                                                  1,179,172                  108,148
  Other directed payments received                                (10,397)                        -
  Directed brokerage payments received                                   -                  (3,377)
                                                                ==========                =========

Total Expenses - net                                             1,168,775                  104,771
                                                                ----------                ---------

INVESTMENT INCOME - NET                                          2,510,343                  146,376
                                                                ----------                ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on futures contracts                  (425,664)                        -
  Net realized gain (loss) on investments                       11,000,788                  348,392
  Net change in unrealized appreciation
  (depreciation) of investments                                (5,130,740)                  357,308
                                                                ==========                =========

NET GAIN (LOSS) ON INVESTMENTS                                   5,444,384                  705,700
                                                                ==========                =========

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $7,954,727                 $852,076
                                                                ==========                =========


See accompanying notes to financial statements


STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1996

                                                                             Mutual                               Utilities
                                                                               Fund                                   Stock
                                                                          Portfolio                               Portfolio

                                                            1996               1995                   1996             1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

  Investment income - net                                $2,510,343      $1,278,396                 $146,376        $29,889
  Net realized gain (loss) on investments
   and futures contracts                                 10,575,124      15,554,692                  348,392        (1,067)
  Net change in unrealized appreciation
  (depreciation) of investments                         (5,130,740)       5,680,803                  357,308        422,419
                                                        -----------     -----------               ----------      ---------

Net increase in net assets resulting
 from operations                                          7,954,727      22,513,891                  852,076        451,241
                                                        -----------     -----------               ----------      ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:

  Contributions                                          32,575,692      34,671,819                5,138,546      3,908,655
  Withdrawals                                          (27,099,980)    (18,261,284)              (2,317,138)       (69,026)
                                                        -----------     -----------               ----------      ---------

  Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                                    5,475,712      16,410,535                2,821,408      3,839,629
                                                        -----------     -----------               ----------      ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  13,430,439      38,924,426                3,673,484      4,290,870
                                                        ===========     ===========               ==========      =========

NET ASSETS - Beginning of period                        122,109,129      83,184,703                4,290,870              -
                                                        ===========     ===========               ==========      =========

NET ASSETS - End of period                             $135,539,568    $122,109,129               $7,964,354     $4,290,870
                                                        ===========     ===========               ==========      =========

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

Mutual Fund Portfolio

                                                                                                                For The Year Ended
                                                                         Year Ended December 31,                December 31, 1993
                                                                   1996         1995                  1994


  Net Assets, End of Period ($000)                              135,540      122,109                 83,185          81,605
  Ratio of Expenses to Average Net Assets                         0.87%        0.95%                  1.01%           1.03%
  Ratio of Net Investment Income to Average Net Assets            1.86%        1.26%                  2.76%           0.09%
  Portfolio Turnover Rate                                       297.41%      186.13%                168.17%         279.56%


UTILITY STOCK PORTFOLIO


                                                           For The Year Ended      For The Period June 21, 1995 *
                                                            December 31, 1996         to December 31, 1995


  Net Assets, End of Period ($000)                                      7,964                4,291
  Ratio of Expenses to Average Net Assets                               1.61%                2.32% 1
  Ratio of Net Investment Income to Average Net Assets                  2.24%                2.09% 1
  Ratio of Expenses to Average Net Assets before
   directed brokerage payments                                          1.66%                2.40% 1
  Ratio of Net Investment Income to Average Net Assets
   before directed brokerage payments                                   2.19%                2.01% 1
  Portfolio Turnover Rate                                              50.79%                5.06%
  Average brokerage commission per share 2                            $0.0600              $0.0600

  1 Annualized

  2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged. * Date of commencement of operations

See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Repurchase Agreements-- It is the Portfolio's policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures -- Each Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges were they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated.

Income Taxes-- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provisions required.

Organizational Costs -- The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period.

Other-- The Portfolio follows industry practice and records security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2.  INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for each of the Portfolios. The minimum annual fee for all such services for each Portfolio is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Portfolio are officers and/or directors of MII, RMA and MFS.

3.  PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 are as follows:



                                         Purchases                       Sales


Mutual Fund Portfolio                 $127,926,031                $179,435,771
Utilities Stock Portfolio             $  5,484,900                $  3,084,727


As of December 31, 1996, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                                                                              Gross                  Gross         Net Unrealized
                                                                         Unrealized             Unrealized           Appreciation
                                                Investment             Appreciation           Depreciation         (Depreciation)
                                                      Cost           of Investments         of Investments         of Investments


Mutual Fund Portfolio                        $136,682,286              $1,034,293            $(484,688)             $549,605
Utilities Stock Portfolio                    $  7,167,239              $  902,962            $(123,235)             $779,727


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees
Mutual Fund Portfolio and Utilities
Stock Portfolio

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio and Utilities Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio and Utilities Stock Portfolio at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997

                        MAMAGER AND INVESTMENT ADVISER

                            R. Meeder & Associates
                             6000 Memorial Drive
                                 P.O.Box 7177
                              Dublin, Ohio 43017

                                 DISTRIBUTER

                        Adviser Dealer Services, Inc.
                                P.O. Box 7177
                              Dublin, Ohio 43017

                   SUBADVISER/THE UTILITIES STOCK PORTFOLIO

                       Miller/Howard Investments, Inc.
                   141 Upper Byrdcliffe Road, P.O. Box 549
                          Woodstock, New York 12498

                              BOARD OF TRUSTEES

                            Milton S. Bartholomew
                            Dr. Roger D. Blackwell
                                John M. Emery
                               Richard A. Farr
                              William L. Gurner
                             Robert S. Meeder, Sr.
                               Russell G. Means
                               Lowell G. Miller
                                Walter L. Ogle
                              Phillip A. Voelker

                                  CUSTODIAN

                         Star Bank, N.A., Cincinnati
                            Cincinnati, Ohio 45201

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                           Mutual Funds Service Co.
                             6000 Memorial Drive
                              Dublin, Ohio 43107

                                   AUDITORS
                            KPMG Peat Marwick LLP
                             Columbus, Ohio 43215